                                                                  Exhibit 10.79

                           MODIFIED AND RESTATED NOTE

            Modified and Restated Note, made as of the 13th day of February, 1986 by and between BRYCE MOUNTAIN, INC., a Georgia corporation ("Maker"), having an office at Suite 2000, 200 Galleria Parkway, Atlanta, Georgia 30339, and DIHC FINANCE CORPORATION, a Georgia corporation ("Payee") formerly known as Dutch Institutional Finance Corporation, Inc. having an office at Suite 2000, 200 Galleria Parkway, Atlanta, Georgia 30339.

            Whereas, Maker has executed and delivered to Payee a certain Construction Note in the principal amount of up to $42,000,000 due on February 13, 1986 and dated May 1, 1981 (the "Original Note"), which Original Note is secured by that certain Construction Deed of Trust and Security Agreement, covering certain real property located in Alexandria, Alexandria County, Virginia, granted by Maker to Carolyn Musselman and Robert M. Musselman, as Trustee for the benefit of Payee (such deed of trust as modified by Deed of Appointment of Substitute Trustee dated January 27, 1983 and by Extension and Modification Agreement of even date is hereinafter referred to as the "Deed of Trust"); and

            Whereas, Maker and Payee have determined to extend the maturity date, outstanding and modify the terms of payment and certain other provisions of the original Note.

            NOW THEREFORE, the Original Note is hereby modified effective as of the date hereof and restated in its entirety as follows:

            FOR VALUE RECEIVED, Maker promises to pay to Payee at its offices recited above, or order, or at such other place as may be designated in writing by the holder hereof, the principal sum of FORTY TWO MILLION and NO/100 DOLLARS ($42,000,000), in lawful money of the United States of America, with interest thereon from the date hereof at an annual rate of one-half of one percent (.5%) in excess of the "prime" rate announced by Morgan Guaranty Trust Company of New York and in effect as of the first day of each calendar month for that particular month, such principal and interest to be payable as follows:

            Interest only on the outstanding principal balance of FORTY TWO MILLION and NO/100 DOLLARS ($42,000,000), shall be due and payable monthly on the first of each month during the term of this Note, beginning with the first day of the month next following the date hereof, computed on the basis of a 360 day fiscal year.

            The entire unpaid principal balance, together with any accrued interest thereon, shall be due and payable on February 13, 1987 (the "Maturity Date"); provided, however, that the Maturity Date may be extended by Maker for up to one year by Maker delivering to Payee written notice thereof at least fifteen (15) days prior to the Maturity Date. In the event the Maturity Date is so extended, interest shall continue to accrue and be payable monthly in accordance with the terms set forth above and the entire unpaid balance (together with any accrued interest thereon) shall be due and payable on the Maturity Date, as extended.

            Upon any default hereunder and the continuance of such default for a period of twenty (20) days after the due date or upon any default under the Deed of Trust and the continuance of such default after the expiration of any applicable grace period under the Deed of Trust, Maker promises immediately to pay the principal and interest remaining due and unpaid hereunder, together with all costs and expenses incurred in connection with the collection or attempted collection hereof and the reasonable attorney's fees, whether or not suit is instituted.

Interest shall accrue on such amounts from the date of such default at the "Involuntary Rate" (as hereinafter defined) compounded monthly until the date such amounts are paid. The "Involuntary Rate" shall be an annual rate equal to two percent (2%) in excess of the rate charged from time to time by Morgan Guaranty Trust Company of New York on short term ninety (90) day unsecured loans to its preferred customers but in no event in excess of the then maximum legal rate in Virginia for purposes of determining usury.

            Maker agrees to be bound to the extent provided in the Deed of Trust and waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness evidenced hereby or any renewal or extension thereof except as set forth in the Deed of Trust, waives demand, protest, notice of nonpayment, and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to any extension of time, release of any party liable for the indebtedness evidenced hereby, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever by Payee, any one or all of which may be made without notice to Maker or such released party or any other party.

            This Note may be prepaid in whole or in part at any time upon ten
(10) days prior written notice, without fee or penalty, but with accrued interest on the amount so prepaid.

            The parties hereto have intended in good faith to comply with all applicable usury laws. Notwithstanding anything to the contrary contained in this Note or any other instrument evidencing, securing, or relating to this Note, Maker shall not be obligated or required to pay interest at a rate which would subject Payee to either criminal or civil liability. If, by the terms of this Note or any other instrument evidencing, securing, or relating to this Note, Maker at any time is required or obligated to pay interest on the principal amount of this Note in an amount or at a rate in excess of the applicable legal maximum, the interest due to Payee shall be immediately and automatically reduced to such maximum, the interest payable shall be computed at such maximum rate, and all prior interest payments in excess of such lawful maximum shall be immediately and automatically applied, and shall be deemed to have been treated as having been applied at the time of receipt, in reduction of the principal balance due under this Note.

            The principal amount, plus accrued interest, shall become immediately due and payable at the option of Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Deed of Trust (subject to any applicable grace period).

            No delays on the part of Payee in exercising any right hereunder or under the Deed of Trust or any other agreement further evidencing or securing this Note shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default or during the continuance of a subsequent default.

            Notwithstanding any other provisions of this Note or the Deed of Trust to the contrary, neither the obligation of Maker to pay the debt evidenced by this Note and the Deed of Trust nor the obligation of Maker to perform any covenant or agreement contained in this Note or the Deed of Trust, shall be enforced by any action or proceeding wherein or whereby damages or any money judgment shall be sought against Maker or any of its partners or officers, directors or partners of such partners, except a foreclosure or other action against the property encumbered by the Deed of Trust, and any judgment in any such foreclosure or other action shall be enforceable against Maker only to the extent of its interest in such property and the income therefrom and no deficiency or other personal judgment shall be rendered or entered against Maker or any of its partners or officers, directors or partners of such partners in such foreclosure of other action. Nothing in this paragraph shall, however (1) be deemed to affect the priority of the lien of the Deed of Trust, (2) impair the right of Payee to accelerate the maturity of this Note (or to avail itself of its other rights and remedies against the property encumbered by the Deed of Trust and Maker's interest therein) upon a default under this Note or the Deed of Trust, or (3) relieve Maker of any of the covenants or obligations set forth in this Note or the Deed of Trust subject, however, to the limitations on personal liability set forth above.

            This Note may not be modified or terminated orally. This Note may be assigned by Payee, in its sole discretion, without the consent of Maker. This Note shall be construed and enforced in accordance with the law of Virginia.

            The property encumbered by the Deed of Trust is located in Alexandria County, Virginia.

            IN WITNESS WHEREOF, Maker has executed this Note as of the 13th day of February, 1986.

                                    BRYCE MOUNTAIN, INC.


                                    By /s/ Herman A. Vonhof
                                      -----------------------------------
                                      Herman A. Vonhof, President

ATTEST:

/s/ Melissa W. Carter
---------------------------------

STATE OF GEORGIA  )
                  :  ss.:
COUNTY OF COBB    )

            I, Laura F. Kramer, a Notary Public in and for the aforesaid State and County, certify that Herman A. Vonhof, whose name, as President of Bryce Mountain, Inc. is signed to the written instrument, personally appeared before me in said County and State and upon oath duly administered acknowledged that he is the President of Bryce Mountain, Inc., and as such is duly authorized and empowered to execute on behalf of said Corporation and acknowledged execution of the foregoing on behalf of said Corporation.

            Given under my hand and seal this 31st day of December, 1986.

                                           /s/ Laura F. Kramer
                                           -------------------------------------
                                                                   Notary Public

                                                  Notary Public Georgia
                                                  State of at Large
                                                  My commission expires
                                                  May 24th, 1988

                        SECOND MODIFIED AND RESTATED NOTE

            THIS SECOND MODIFIED AND RESTATED NOTE, made as of the 1st day of December, 1987 by and between BRYCE MOUNTAIN, INC., a Georgia corporation ("Maker"), having an office at Suite 2000, 200 Galleria Parkway, Atlanta, Georgia 30339, and STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands ("Payee"), having an office at Kroostweg Number 149, Zeist, The Netherlands.

            WHEREAS, by virtue of Assignment dated of even date herewith from DIHC Finance Corporation ("DIFCO") to Payee, Payee is the holder of that certain Construction Note dated as of May 1, 1981 from Maker to DIFCO in the principal amount of $42,000,000 (the "First Original Note"), as modified by that certain Modified and Restated Note dated as of February 13, 1986 by and between the Maker and DIFCO in the principal amount of $42,000,000 (the "Amended Original Note", together with the First Original Note, the "Original Note") on which there was due and owing, as of December 1, 1987, a sum of $17,000,000;

            WHEREAS, the Original Note is secured by that certain Construction Deed of Trust and Security Agreement, covering certain property in Alexandria, Virginia, granted by Maker to Carolyn Musselman and Robert M. Musselman, as Trustee for the benefit of DIFCO (such deed of trust as modified by Deed of Appointment of Substitute Trustee dated January 27, 1983, by Extension and Modification Agreement dated as of February 13, 1986, and by Second Extension and Modification Agreement dated of even date herewith being referred to as the "Deed of Trust"); and

            WHEREAS, Maker and Payee have determined to extend the maturity date, fix the principal amount outstanding and modify the terms of payment and certain other provisions of the Original Note.

            NOW, THEREFORE, the Original Note is hereby modified effective as of this date and is restated in its entirety as follows:

            FOR VALUE RECEIVED, Maker promises to pay to Payee at its office recited above, or order, or at such other place as may be designated in writing by the holder hereof, the principal sum of SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000), with interest thereon in lawful money of the United States of America, such principal and interest to be payable as follows:

            Interest and amortization shall be payable in eighty-four (84) equal constant monthly payments of interest and principal in the amount of $152,337.22 attributable first to interest at the rate of 10.25% per annum (computed on the basis of a 360 day fiscal year), and then the balance to principal, payable on the first day of each month during the term of this Note, beginning with the first day of the month next following the date hereof. The entire unpaid principal balance, together with any accrued interest thereon, shall be due and payable on January 1, 1995 (the "Maturity Date").

            Upon any default hereunder and the continuance of such default for a period of twenty (20) days after the due date or upon any default under the Deed of Trust and the continuance of such default after the expiration of any applicable grace period under the Deed of Trust, Maker promises immediately to pay the principal and interest remaining due and unpaid hereunder, together with all costs and expenses incurred in connection with the collection or attempted collection hereof and the reasonable attorney's fees, whether or not suit is instituted. Interest shall accrue on such amounts from the date of such default at the "Involuntary Rate" (as hereinafter defined) compounded monthly until the date such amounts are paid. The "Involun tary Rate" shall be an annual rate equal to two percent (2%) in excess of the rate charged from time to time by Morgan Guaranty Trust Company of New York on short term ninety (90) day unsecured loans to its preferred customers but in no event in excess of the then maximum legal rate in Virginia for purposes of determining usury.

            Maker agrees to be bound to the extent provided in the Deed of Trust and waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness evidenced hereby or any renewal or extension thereof except as set forth in the Deed of Trust, waives demand, protest, notice of nonpayment, and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to any extension of time, release of any party liable for the indebtedness evidenced hereby, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever by Payee, any one or all of which may be made without notice to Maker or such released party or any other party.

            This Note may be prepaid in whole or in part at any time upon ten
(10) days' prior written notice, without fee or penalty, but with accrued interest on the amount so prepaid.

            The parties hereto have intended in good faith to comply with all applicable usury laws. Notwithstanding anything to the contrary contained in this Note or any other instrument evidencing, securing, or relating to this Note, Maker shall not be obligated or required to pay interest at a rate which would subject Payee to either criminal or civil liability. If, by the terms of this Note or any other instrument evidencing, securing, or relating to this Note, Maker at any time is required or obligated to pay interest on the principal amount of this Note in an amount or at a rate in excess of the applicable legal maximum, the interest due to Payee shall be immediately and automatically reduced to such maximum, the interest payable shall be computed at such maximum rate, and all prior interest payments in excess of such lawful maximum shall be immediately and automatically applied, and shall be deemed to have been treated as having been applied at the time of receipt, in reduction of the principal balance due under this Note.

            The principal amount, plus accrued interest, shall become immediately due and payable at the option of Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Deed of Trust (subject to any applicable grace period).

            No delays on the part of Payee in exercising any right hereunder or under the Deed of Trust or any other agreement further evidencing or securing this Note shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default or during the continuance of a subsequent default.

            Notwithstanding any other provisions of this Note or the Deed of Trust to the contrary, neither the obligation of Maker to pay the debt evidenced by this Note and the Deed of Trust nor the obligation of Maker to perform any covenant or agreement contained in this Note or the Deed of Trust, shall be enforced by any action or proceeding wherein or whereby damages or any money judgment shall be sought against Maker or any of its partners or officers, directors or partners of such partners, except a foreclosure or other action against the property encumbered by the Deed of Trust, and any judgment in any such foreclosure or other action shall be enforceable against Maker only to the extent of its interest in such property and the income therefrom and no deficiency or other personal judgment shall be rendered or entered against Maker or any of its partners or officers, directors or partners of such partners in such foreclosure or other action. Nothing in this paragraph shall, however, (1) be deemed to affect the priority of the lien of the Deed of Trust, (2) impair the right of Payee to accelerate the maturity of this Note (or to avail itself of its other rights and remedies against the property encumbered by the Deed of trust and Maker's interest therein) upon a default under this Note or the Deed of Trust, or (3) relieve Maker of any of the covenants or obligations set forth in this Note or the Deed of Trust subject, however, to the limitations on personal liability set forth above.

            This Note may not be modified or terminated orally. This Note may be assigned by Payee, in its sole discretion, without the consent of Maker. This Note shall be construed and enforced in accordance with the law of Virginia.

            The property encumbered by the Deed of Trust is located in Alexandria County, Virginia.

            IN WITNESS WHEREOF, Maker has executed this Note as of the 1st day of December, 1987.

WITNESS:                                  BRYCE MOUNTAIN, INC.


                                          By: /s/ Herman A. Vonhof
---------------------------------            ---------------------------------
                                             Title: President
                                                   ---------------------------
/s/ Julie A. Pitts
--------------------------------

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE

            THIS PROMISSORY NOTE, made as of December 31, 1994 by and between BRYCE MOUNTAIN, INC., a Georgia corporation ("Maker"), having an office at Suite 2000, 200 Galleria Parkway, N.W., Atlanta, Georgia 30339, and STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands ("Payee"), having an office at Kroostweg Number 149, Zeist, The Netherlands.

            FOR VALUED RECEIVED, Maker promises to pay to the order of Payee at its office recited above or at such other place as may be designated in writing by the holder hereof, the principal sum of Nine Million One Thousand One Hundred Twenty Six and 41/100 Dollars ($9,001,126.41), with interest thereon in lawful money of the United States of America, such principal and interest to be payable as follows:

            Interest and amortization shall be payable in equal constant monthly payments of interest and principal in the amount of Seventy Five Thousand Six Hundred Eighty Six and 35/100 Dollars ($75,686.35) attributable first to interest at the rate of nine and one-half percent (9.5%) per annum, and then the balance to principal, payable on the first day of each month during the term of this Note, beginning on February 1, 1995. The entire unpaid principal balance, together with any accrued but unpaid interest thereon, shall be due and payable on December 31, 1999 (the "Maturity Date").

            This Note is secured, inter alia, by that certain Construction Deed of Trust and Security Agreement dated May 1, 1981 from Maker to Carolyn Musselman and Robert M. Musselman, trustees for the benefit of Dutch Institutional Finance Corporation, Inc. a.k.a. DIHC Finance Corporation ("DIFCO"), recorded in Book 1026, Page 511 in the Clerk's office of the Circuit Court--City of Alexandria, Virginia, as modified by Deed of Appointment of Substitute Trustee dated January 27, 1983, by Extension and Modification Agreement dated as of February 13, 1986, by Second Extension and Modification Agreement dated December 1, 1987, recorded in Book 1353, Page 1194, aforesaid records, and by Third Extension and

Modification Agreement of even date herewith (as thus amended, the "Deed of Trust") and (ii) that certain Collateral Assignment of Leases and Rents dated May 1, 1981 from Maker to DIFCO, recorded in Book 1026, Page 551, aforesaid records, as assigned to Payee by Assignment recorded in Book 1353, Page 1207, aforesaid records (as amended, the "Collateral Assignment") (the Deed of Trust and the Collateral Assignment are herein referred to individually and collectively as the "Security Documents"). Upon any default hereunder and the continuance of such default for a period of twenty (20) days after the due date, or upon any default under the Security Documents and the continuance of such default after the expiration of any applicable grace or cure period thereunder, at Payee's election, Maker shall immediately pay to the holder hereof the principal and interest remaining due and unpaid hereunder, together with all costs and expenses incurred in connection with the collection or attempted collection hereof and reasonable attorneys' fees actually incurred, whether or not suit is instituted. Interest shall accrue on such amounts from the date of such default at the rate of two percent (2%) per annum in excess of the rate charged from time to time by Trust Company Bank, Atlanta, Georgia, on short term
(90) day unsecured loans to its preferred customers, provided that any such interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default.

            Maker agrees to be bound to the extent provided in the Security Documents and waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness evidenced hereby or any renewal or extension thereof except as set forth in the Security Documents, waives demand, protest, notice of nonpayment, and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to any extension of time, release of any party liable for the indebtedness evidenced hereby, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever by Payee, any one or all of which may be made without notice to Maker or such released party or any other party.

            This Note may be prepaid in whole or in part at any time upon ten
(10) days' prior written notice, without fee or penalty, but with accrued interest on the amount so prepaid.

            The parties hereto have intended in good faith to comply with all applicable usury laws. Notwithstanding anything to the contrary contained in this Note or any other instrument evidencing, securing, or relating to this Note, Maker shall not be obligated or required to pay interest at a rate which would subject Payee to either criminal or civil liability or forfeiture. If, by the terms of this Note or any other instrument evidencing, securing or relating to this Note, Maker at any time is required or obligated to pay interest on the principal amount of this Note in an amount or at a rate in excess of the applicable legal maximum, the interest due to Payee shall be immediately and automatically reduced to such maximum, the interest payable shall be computed at such maximum rate, and all prior interest payments in excess of such lawful maximum shall be immediately and automatically applied, and shall be deemed to have been treated as having been applied at the time or receipt, in reduction of the principal balance due under this Note.

            The principal amount, plus accrued interest, shall become immediately due and payable at the option of Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Security Documents (subject to any applicable grace period).

            No delays on the part of Payee in exercising any right hereunder or under the Security Documents or any other agreement further evidencing or securing this Note shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default or during the continuance of a subsequent default.

            Notwithstanding any other provisions of this Note or the Security Documents to the contrary, neither the obligation of Maker to pay the debt evidenced by this Note and the Security Documents nor the obligation of Maker to perform any covenant or agreement contained in this Note or the Security Documents, shall be enforced by any action or proceeding wherein or whereby damages or any money judgment shall be sought against Maker or any of its partners or officers, directors or partners of such partners, except a foreclosure or other action against the property encumbered by the Security Documents, and any judgment in any such foreclosure or other action shall be enforceable against Maker only to the extent of its interest in such property and the income therefrom and no deficiency or other personal judgment shall be rendered or entered against Maker or any of its partners or officers, directors or partners of such partners in such foreclosure or other action. Nothing in this paragraph shall, however, (1) be deemed to affect the priority of the lien and the security title created by the Security Documents, (2) impair the right of Payee to accelerate the maturity of this Note (or to avail itself of its other rights and remedies against the property encumbered by the Security Documents and Maker's interest therein,) upon a default under this Note or the Security Documents, or (3) relieve Maker of any of the covenants or obligations set forth in this note or the Security Documents subject, however, to the limitations on personal liability set forth above.

            This Third Amended and Restated Note constitutes an amendment and restatement of that certain Second Modified and Restated Note from Maker to Payee dated as of December 1, 1987 and does not constitute a novation.

            This Note may not be modified or terminated orally. This Note may be assigned by Payee, in its sole discretion , without the consent of Maker. This Note shall be construed and enforced in accordance with the law of the Commonwealth of Virginia.

            The Property encumbered by the Security Documents is located in the City of Alexandria, Arlington County, Virginia.

            IN WITNESS WHEREOF, Maker has executed this Note under seal effective as of the date first set forth above.

                                       BRYCE MOUNTAIN, INC.
                                       a Georgia Corporation

                                       By: /s/ Barrington H. Branch
------------------------                  ----------------------------------
                                           Barrington H. Branch
                                           President

                                       Attest: /s/ C. Lowell Ball
------------------------                      ------------------------------
                                               C. Lowell Ball
                                               Secretary